UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2022

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4B Gill Street, Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NURO	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of NeuroMetrix, Inc. (the “Company”) was held in a virtual format on May 3, 2022 (the “Annual Meeting”). Of the Company’s 7,006,055 shares of common stock issued and outstanding and eligible to vote as of the record date of March 7, 2022, a quorum of 4,018,714 shares, or 57.36% of the eligible shares, was present or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2022. The following actions were taken at the Annual Meeting:

a)Election of the following nominees as Class III Directors of the Company, to serve until the Company’s 2025 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal.

	Voted For	Withheld Authority
David E. Goodman, M.D.	864,771	396,083
Nancy E. Katz	914,841	346,013

After the Annual Meeting, Shai N. Gozani, M.D., Ph.D. continued to serve as the Company’s Class I Director for a term that expires in 2023 and David Van Avermaete continued to serve as the Company’s Class II Director for a term that expires in 2024.

b)Approval of the Company’s 2022 Equity Incentive Plan, which replaces the Company’s Twelfth Amended and Restated 2004 Stock Option and Incentive Plan, and increases the number of shares of the Company’s common stock authorized for issuance under the plan by 300,000 shares. The voting results for this proposal were 754,718 votes for, 479,345 votes against, and 26,791 votes abstaining, with 2,757,860 broker non-votes.

c)Ratification of the selection of Baker Tilly US, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2022. The voting results were 3,852,540 votes for, 33,665 votes against, and 132,509 votes abstaining, with no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 3, 2022    By:    /s/ Thomas T. Higgins
    Thomas T. Higgins
    Senior Vice President, Chief Financial Officer and Treasurer